Exhibit 99.1

Corporate Overview September 2024 © 2024 Invivyd, Inc. Invivy , Pemgar , and the Ribbon logos are trademarks of Invivyd, Inc. All trademarks in this presentation are the property of their respective owners.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “seek,” “could,” “intend,” “target,” “aim,” “project,” “designed to,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning, among other things, PEMGARD (pemivibart) as a monoclonal antibody (mAb) for pre-exposure prophylaxis (PrEP) of COVID-19 in certain adults and adolescents with moderate-to-severe immune compromise; our plans, strategy and expectations related to the launch and commercialization of PEMGARDA; the potential of our platform, including with respect to our mAb engineering capabilities, anticipated future immunobridging studies, and the potential commercial opportunity for our product candidates; the company’s general alignment with the U.S. Food and Drug Administration (FDA) on a repeatable immunobridging pathway to future potential Emergency Use Authorization (EUA) for serial, novel mAbs for the prevention and treatment of symptomatic COVID-19, including the company’s beliefs regarding the potential benefits, certain anticipated costs, and possible outcomes of utilizing such pathway; the company’s EUA amendment request to the FDA for PEMGARDA for COVID-19 treatment in certain immunocompromised patients; the company’s expectation that, if authorized, PEMGARDA would represent the first and only mAb authorized in PrEP and treatment of COVID-19 in certain immunocompromised patients; the potential of pemivibart for clinical protection from symptomatic COVID-19 based on the 180-day exploratory clinical efficacy data from the CANOPY clinical trial; the future of the COVID-19 landscape; our beliefs regarding the sufficiency of certain other COVID-19 therapies; our expectations about the potential market opportunity for mAbs, as well as our market position; our research and clinical development efforts, including statements regarding initiation or completion of studies or trials, the time-frame during which results may become available, and the potential utility of generated data; our expectations regarding advancement of our pipeline and anticipated improved drug profiles; our expectations regarding the biophysical properties and development of VYD2311; our beliefs regarding potential adjacent opportunities; our business strategies and objectives, and ability to execute on them; our future prospects; and other statements that are not historical fact. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation: how long the EUA granted by the FDA for PEMGARDA for COVID-19 PrEP in certain adults and adolescents with moderate-to-severe immune compromise will remain in effect and whether such EUA is revoked or revised by the FDA; our ability to maintain and expand sales, marketing and distribution capabilities to successfully commercialize PEMGARDA; changes in expected or existing competition; the outcome of the company’s EUA amendment request for PEMGARDA for COVID-19 treatment in certain immunocompromised patients, and the timing thereof; our ability to effectively utilize an immunobridging pathway to potential EUA for serial, novel mAbs for the prevention and treatment of COVID-19; whether we are able to successfully submit any future EUA request to the FDA, and the timing, scope and outcome of any such EUA request; uncertainties related to the regulatory authorization or approval process, and available development and regulatory pathways for authorization or approval of the company’s product candidates; changes in the regulatory environment; the timing, progress and results of our discovery, preclinical and clinical development activities; unexpected safety or efficacy data observed during preclinical studies or clinical trials; the ability to maintain a continued acceptable safety, tolerability and efficacy profile of any product candidate following regulatory authorization or approval; the predictability of clinical success of our product candidates based on neutralizing activity in nonclinical studies; the risk that results of nonclinical studies or clinical trials may not be predictive of future results, and interim data are subject to further analysis; our reliance on third parties with respect to virus assay creation and product candidate testing and with respect to our clinical trials; variability of results in models used to predict activity against SARS-CoV-2 variants; potential variability in neutralizing activity of product candidates tested in different assays, such as pseudovirus assays and authentic assays; whether pemivibart, VYD2311, or any other product candidate is able to demonstrate and sustain neutralizing activity against major SARS-CoV-2 variants, particularly in the face of viral evolution; the complexities of manufacturing mAb therapies; our dependence on third parties to manufacture, label, package, store and distribute clinical and commercial supplies of our product candidates; whether we are able to provide sufficient commercial supply of PEMGARDA to meet market demand; whether we can obtain and maintain third-party coverage and adequate reimbursement for PEMGARDA or any other product candidate; whether we are able to achieve high potency and/or variation resistance with our future product pipeline; any legal proceedings or investigations relating to the company; our ability to continue as a going concern; and whether we have adequate funding to meet future operating expenses and capital expenditure requirements. Other factors that may cause our actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, each filed with the Securities and Exchange Commission (SEC), and in our other filings with the SEC, and in our future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and we undertake no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law. 2

AGENDA What We Do How We Do It Where We Are What Comes Next 3

IT’S 2024 AND YET… Approximately every 8 MINUTES, a person in the U.S. DIES with COVID-19* COVID-19=coronavirus disease 2019. *Calculation based on provisional CDC data (from Oct 1, 2023 start date of RESP-NET, through June 15, 2024, ~45,200 people in the U.S. died with COVID-19). Reference CDC. COVID Data Tracker. Accessed July 8, 2024. https://covid.cdc.gov/covid-data-tracker/#trends_weeklydeaths_select_00 4

SO, WHILE YOU WERE… Getting ready in Having lunch Watching a Sleeping the morning with your colleague movie on Netflix 15 minutes 60 minutes 2 hours 8 hours 2 7 14 56 PEOPLE IN THE U.S. DIED WITH COVID-19 COVID-19=coronavirus disease 2019. Calculation based on provisional CDC data (from Oct 1, 2023 start date of RESP-NET, through June 15, 2024, ~45,200 people in the U.S. died with COVID-19). Reference CDC. COVID Data Tracker. Accessed July 8, 2024. https://covid.cdc.gov/covid-data-tracker/#trends_weeklydeaths_select_00

# MOREOVER, COVID-19 PLAYS NEVERENDING ROULETTE WITH OUR OVERALL HEALTH

**Cumulative Incidence of Post-acute Sequelae ("Long COVID") of COVID-19 Infection[1]**



Difference, –2.66 (95% CI, –2.93 to –2.36)
Difference, –1.75 (95% CI, –2.08 to –1.42)
Unvaccinated
Difference, –4.18 (95% CI, –4.47 to –3.88)
Vaccinated
Difference, –4.26 (95% CI, –4.49 to –4.05)
Difference, –1.83 (95% CI, –2.14 to –1.52)
Events per 100 Persons
0
1
2
3
4
5
6
7
8
9
10
11
12
Pre-Delta Era
Delta Era
Omicron Era

| Events per 100 Persons | Pre-Delta Era | Delta Era | Omicron Era |
|---|---|---|---|
| Unvaccinated | 10.42 (95% CI, 10.22–10.64) | 9.51 (95% CI, 9.26–9.75) | 7.76 (95% CI, 7.57–7.98) |
| Vaccinated | | 5.34 (95% CI, 5.10–5.58) | 3.50 (95% CI, 3.31–3.71) |

- 3.5% to 7.8% chance of developing Long COVID[1]
- Reinfection may be the norm[2]*

COVID-19=coronavirus disease 2019; PCR=polymerase chain reaction; SARS-CoV-2=severe acute respiratory syndrome coronavirus 2.
*COVID-19 reinfection defined as a positive SARS-CoV-2 PCR or antigen test that occurred 60 or more days after a COVID-19 infection index date. The date of the test was considered the first COVID-19 reinfection index date. Subsequent reinfections were defined as a new positive SARS-CoV-2 PCR or antigen test that occurred 60 or more days after each reinfection index date.

**References: 1.** Xie Y, et al. *N Engl J Med*. Published online July 17, 2024. doi:10.1056/NEJMoa2403211. **2.** Hadley E, et al. *Commun Med*. 2024; doi: 10.1038/s43856-024-00539-2.

6

COVID-19 IS THE MOST DAMAGING AND DEADLY OF PREVALENT RESPIRATORY VIRUSES COVID-19 is the leading cause of hospitalizations and death from respiratory viruses in the U.S. (2023-2024 data)* Hospitalizations1* Deaths* COVID-19 460,000 45,2002 INFLUENZA 272,000 9,9003 RSV 179,000 ~6,000–10,0004† COVID-19=coronavirus disease 2019; RSV=respiratory syncytial virus. *From Oct 1, 2023, through June 15, 2024; hospitalizations for all 3 viruses calculated based on 334.9 million US Census Bureau estimate of US population size and CDC reported rates of hospitalizations. RSV death data are an estimate from the CDC prior to the COVID-19 pandemic. †Estimate in adults aged ≥65 years prior to the COVID-19 pandemic. Mortality data for the 2023-2024 season are not currently available. References: 1. CDC. RESP-NET. Accessed July 8, 2024. https://www.cdc.gov/resp-net/dashboard/?CDC 2. CDC. COVID Data Tracker. Accessed July 8, 2024. https://covid.cdc.gov/covid-data-tracker/#trends_weeklydeaths_select_00 3. CDC. FluView. Accessed July 8, 2024. https://gis.cdc.gov/grasp/fluview/mortality.html 4. CDC. Readout of Advisory Committee on Immunization Practices Meeting Held June 26 – 28, 2024. Accessed July 8, 2024. https://www.cdc.gov/media/releases/2024/s-0627-immunization-practices-meeting.html 7

THE VIRUS WILL NEVER GO AWAY 2021 2022–2023 2024 June July 11, 2, 2021 August 31, 2022 January 10, 2024 July 2, 2021 December 22, 2023 June 19, 2024 August 12, 2021 December 22, 2023 January 23, 2024 EVERY YEAR, THE SAME STORY: COVID-19 IS IN NONSTOP EVOLUTION COVID-19=coronavirus disease 2019. All trademarks and logos displayed are the property of their respective owners. Their use here is for identification purposes only and does not constitute endorsement or affiliation. 8

# COVID-19 BURDEN RESTS DISPROPORTIONATELY ON THE IMMUNOCOMPROMISED

**Updated INFORM study data from England (1H 2023) found that in a sample of nearly 12 million people[1]:**

Immunocompromised people represented only **4% of the study population…**



Immunocompetent
Immunocompromised

**YET**

**Immunocompromised people accounted for:**

- **~23%** of COVID-19 **hospitalizations**
- **~22%** of COVID-19 **deaths**

Even though almost **73% of the immunocompromised population had received ≥4 COVID-19 vaccine doses**

**EPOCH 2022 analysis[2]**

**Immunocompromised people accounted for ~30% of total costs** for first COVID-19 hospitalization despite accounting for only ~3% of the study population

COVID-19=coronavirus disease 2019; EPOCH=Emerging Populations and Outcomes associated with COVID-19-Health Conditions in the United States; INFORM=INvestigation oF cOvid-19 Risk among iMmunocompromised populations.

**References**: **1.** Dube S, et al. Continued increased risk of COVID-19 hospitalisation and death in immunocompromised individuals despite receipt of ≥4 vaccine doses: updated 2023 results from INFORM, a retrospective health database study in England. Presented at ECCMID 2024 [posterP0409]; Barcelona, Spain; **2.** Ketkar A, et al. *Adv Ther*. 2024;41(3):1075-1102.

INVIVYD 9

WE BELIEVE COVID-19 VACCINES ARE INSUFFICIENT FOR REAL PROTECTION, ESPECIALLY FOR IMMUNOCOMPROMISED PEOPLE Adults≥18 years by 2023–2024 COVID-19 Vaccine1 immunocompromise/ Adjusted Vaccine Effectiveness Against Hospitalization vaccination status/days since dose [%, (95% Confidence Interval)] The sole 2023-24 Vaccine Effectiveness (VE) estimate data Immunocompromised available for 2023–2024 vaccine dose, ≥7 days 29% (18–38) Immunocompromised (IC) 7–59 days earlier 38% (23–50) persons presented to ACIP shows VE at max ~38% reduction 60–119 days earlier 27% (10–41) in hospitalization over the short 120–179 days earlier 7% (-27–32) term (when vaccine dose is given 7-59 days earlier)1 Non-immunocompromised 2023–2024 vaccine dose, ≥7 days 42% (37–46) Perhaps not surprisingly, the 7–59 days earlier 50% (44–55) CDC recommends IC 60–119 days earlier 41% (34–48) populations boost no more than every 2 months, or no more than 120–179 days earlier 16% (0–29) 6 times per year2 -60 -40 -20 0 20 40 60 80 100 CDC=U.S. Centers for Disease Control and Prevention; COVID-19=coronavirus disease 2019; IC=immunocompromised. References: 1. FDA. Effectiveness of COVID-19 (2023-2024 Formula) vaccines, presented to the Advisory Committee on Immunization Practices (ACIP), June 2024. Accessed July 1, 2024. https://www.fda.gov/media/179140/download 2. CDC. Interim 2023-2024 COVID-19 Immunization Schedule for Persons 6 Months of Age and Older. Accessed July 19, 2024. https://www.cdc.gov/vaccines/covid-19/downloads/COVID-19-immunization-schedule-ages-6months-older.pdf 10

# WHEREAS ANTIBODIES HAVE BEEN SHOWN TO PROTECT PEOPLE FROM GETTING SICK WITH COVID-19

| Adintrevimab[1*] | Tixagevimab+cilgavimab ("Evusheld")[2*] | Pemivibart[3,4,*] |
|---|---|---|
| EVADE | PROVENT | CANOPY |
| **71% reduction*** | **77% reduction*** | **84% reduction*** |
| **in risk of symptomatic COVID-19** | **in risk of symptomatic COVID-19** | **in risk of symptomatic COVID-19** through day 180 in Immunocompetent Cohort* |

COVID-19= COVID-19=coronavirus disease 2019.
*Figures provided represent relative risk reduction versus placebo.

**References: 1.** Ison MG, et al. *Open Forum Infect Dis*. 2023 Jun 13;10(7):ofad314. **2.** Levin MJ, et al. *N Engl J Med*. 2022;386(23):2188-2200. **3.** Invivyd. Data on File. **4.** Symptomatic COVID-19 event collection in the CANOPY clinical trial is an exploratory endpoint and not part of the primary immunobridging endpoint of the CANOPY clinical trial.

Adintrevimab is an investigational monoclonal antibody that has not been approved for use by any regulatory authorities; the safety and efficacy of adintrevimab have not been established. No head-to-head clinical trials have been conducted between adintrevimab, pemivibart, and/or tixagevimab+cilgavimab, and comparative conclusions cannot be made between antibodies.

INVIVYD 11

# WE SEE THE COVID-19 "STANDARD OF CARE" AS SUB-STANDARD, CREATING IMMENSE OPPORTUNITY FOR MONOCLONAL ANTIBODIES

| | | |
|---|---|---|
| **Prevention (Vaccines)** | moderna, Pfizer, novavax | ~38% vaccine effectiveness against hospitalization in IC for 2023-2024 vaccine[1]<br>Potential strain mismatch for 2024-2025 vaccine[2,3] |
| **Outpatient Treatment** | Pfizer, MERCK | Paxlovid™ is standard of care, but prominent drug-drug interaction issues and potential for rebound[4,5*]<br>Lagevrio™ is associated with viral mutagenicity[6] |
| **Inpatient/ Outpatient Treatment** | GILEAD | Veklury® requires daily infusions over multiday treatment period[7] |

**>$10B**

*2024 Estimated Revenue[8]*

All trademarks and logos displayed are the property of their respective owners. Their use here is for identification purposes only and does not constitute endorsement or affiliation.
IC=immunocompromised; mAb=monoclonal antibody; WBC=white blood cell.
*Primary objective of the trial was to compare the efficacy of nirmatrelvir-ritonavir with that of placebo for the treatment of COVID-19, as measured by the difference in time to sustained alleviation of all targeted COVID-19 signs and symptoms through day 28.

**References: 1.** FDA. Effectiveness of COVID-19 (2023-2024 Formula) vaccines, June 2024. Accessed July 1, 2024. https://www.fda.gov/media/179140/download **2.** FDA. Updated COVID-19 Vaccines for Use in the United States Beginning in Fall 2024. Accessed July 8, 2024. https://www.fda.gov/vaccines-blood-biologics/updated-covid-19-vaccines-use-united-states-beginning-fall-2024 **3.** Novavax Press Release. Accessed July 8, 2024. https://ir.novavax.com/press-releases/2024-06-14-Novavax-Submits-Application-to-U-S-FDA-for-Updated-Protein-based-2024-2025-Formula-COVID-19-Vaccine **4.** PAXLOVID [Fact Sheet for Healthcare Providers]. Pfizer. 2023. **5.** Hammond J, et al. *N Engl J Med.* 2024;390(13):1186-1195. **6.** IDSA. Trial Shows Increased SARS-CoV-2 Mutations, Delayed Viral Clearance With Molnupiravir Treatment. Accessed July 31, 2024. https://www.idsociety.org/covid-19-real-time-learning-network/therapeutics-and-interventions/trial-shows-increased-sars-cov-2-mutations-delayed-viral-clearance-with-molnupiravir-treatment/#/+/0/publishedDate_na_dt/desc/ **7.** Veklury (remdesivir) [Prescribing Information]. Gilead Sciences; February 2024. **8.** Company Form 10-Qs, Earnings Releases, and Guidances.

INVIVYD 12

AGENDA What We Doï How We Do It Where We Are What Comes Next 13

THE REALITY: SARS-COV-2 CONTINUES TO EVOLVE1, AND SO MUST WE Others have tried with mAbs, but succumbed to inevitable viral evolution2 100% 80% “I mourned 60% the loss of 40% monoclonal antibodies 20% as the virus 0% evolved 2020-Jan 2020-Mar 2020-May 2020-Jul 2020-Sep 2020-Nov 2021-Jan 2021-Mar 2021-May 2021-Jul 2021-Sep 2021-Nov 2022-Jan 2022-Mar 2022-May 2022-Jul 2022-Sep 2022-Nov 2023-Jan 2023-Mar 2023-May 2023-Jul 2023-Sep 2023-Nov 2024-Jan 2024-Mar 2024-May their utility Evushel | Dec 2021–Jan2023 PEMGARD | away.” (annualizing at ~$2b and growing at Mar 2024 extinguishment) – Jason Gallagher, REGEN-COV® | Nov 2020 to Jan 2022 PharmD, FCCP, FIDP, BCPS at Sotrovimab | May 2021 to April 2022 Temple Bebtelovimab | University Bamlanivimab | Actemra® | Feb 2022 to Nov 2022 Nov 2020 to Jun 2021 to April 2021 Dec 2021 EUA for treatment mAb* Bamlanivimab + etesevimab | Feb 2021 to Jan 2022 EUA for PrEP mAb* EUA=emergency use authorization; mAb=monoclonal antibody; PrEP=Pre-exposure prophylaxis; SARS-CoV-2=severe acute respiratory syndrome coronavirus 2. All trademarks are the property of their respective owners. References: 1. Nextstrain. Accessed July 1, 2024. https://nextstrain.org/ncov/gisaid/global/all-time 2. CMS. Accessed July 1, 2024. https://www.cms.gov/monoclonal *See respective Healthcare Professional Fact Sheets for product-specific information. As it relates to PEMGARDA, please see the PEMGARDA full product Fact Sheet for Healthcare Providers, including Important Safety Information and Boxed Warning. 14

ADDRESSING REALITY: INVIVYD’S PROPRIETARY PLATFORM We are working to raise the bar on the standard of care by continually staying ahead of viral evolution Rapid mAb Engineering Rapid Immunobridging Studies Commercial Opportunity • Privileged epitopes • Master clinical trial protocol • Multiple profiles anticipated to be anticipated to streamline generated for specific molecules • Rapid affinity maturation evaluation of serial mAbs and use cases • Surveillance-informed metrics • Compact clinical programs to • We intend to consider diverse for greater variation resistance evaluate new mAbs expected to routes of administration (e.g., IV, rapidly generate data for IM, SC) for future mAb candidates treatment and prevention use cases IM=intramuscular; IV=intravenous; mAb=monoclonal antibody; SC=subcutaneous. Reference: Invivyd. Data on File. 15

# OUR PLATFORM OFFERS HIGH SPEED, HIGH CONFIDENCE INNOVATION

**General alignment reached with the U.S. FDA on a repeatable, expedient EUA pathway for the prevention and treatment of COVID-19, based on compact clinical programs to establish safety and immunobridging for serial mAbs**

| | |
|---|---|
| Discovery & CMC | **Constant monitoring & screening** |
| First in Human | **Rapid, low-cost IND enablement[1]**<br>**Initial safety & PK cohorts** |
| Immunobridging Pivotal Clinical Trial Design | **Master, registrational clinical trial protocol expected to enable:**<br>• Compact pivotal cohorts (300-600)<br>• Short-term (Day 7) and long-term (Day 28) PK / sVNA endpoint |
| EUA | **Future potential EUAs for serial, novel mAbs using an immunobridging pathway** |

***Key efficacy endpoint for COVID-19 Treatment and PrEP is sVNA titers: a simple calculation of mAb plasma concentration / $IC_{50}$***

CMC=chemistry, manufacturing, and controls; COVID-19=coronavirus disease 2019; EUA= emergency use authorization; FDA=U.S. Food and Drug Administration; IND=investigational new drug; mAb=monoclonal antibody; PK=pharmacokinetics; PrEP=pre-exposure prophylaxis; sVNA=serum viral neutralizing antibody.

**Reference: 1.** Invivyd. Data on File, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC8516790/

EUA regulatory pathway for COVID-19 therapies is subject to FDA's declaration that circumstances exist justifying the authorization of the emergency use of drugs and biological products during the COVID-19 pandemic under Section 564(b)(1) of the Federal Food Drug and Cosmetic Act, 21 U.S.C. § 360bbb-3(b)(1).

INVIVYD 16

No competitor has currently demonstrated the technology or strategy to compete in serial mAb development mAb=monoclonal antibody. 17

AGENDA What We Do How We Do I Where We Are What Comes Next 18

# PEMGARDA™ REPRESENTS THE REBIRTH OF MABS FOR IMMUNOCOMPROMISED PATIENTS AND A DEBUT FOR INVIVYD

1 EMERGENCY USE AUTHORIZATION FOR PEMGARDA

The U.S. Food and Drug Administration (FDA) has issued an Emergency Use Authorization (EUA) for the emergency use of the unapproved product PEMGARDA (pemivibart) for the pre-exposure prophylaxis of coronavirus disease 2019 (COVID-19) in adults and adolescents (12 years of age and older weighing at least 40 kg):

- Who are not currently infected with SARS-CoV-2 and who have not had a known recent exposure to an individual infected with SARS-CoV-2 **and**
- Who have moderate-to-severe immune compromise due to a medical condition or receipt of immunosuppressive medications or treatments **and** are unlikely to mount an adequate response to COVID-19 vaccination.


NDC 81960-031-03
Rx only
PEMGARDA
(pemivibart) injection
500 mg/4 mL (125 mg/mL)
For use under Emergency Use Authorization (EUA).
For Intravenous Infusion only.
Refer to the FDA-authorized Fact Sheet for detailed instructions on dosage and administration.
INVIVYD

Please see below

PEMGARDA has not been approved but has been authorized for emergency use by the FDA under an emergency use authorization (EUA), for pre-exposure prophylaxis of COVID-19 in certain adults and adolescents (12 years of age and older weighing at least 40 kg) with moderate-to-severe immune compromise.

Pre-exposure prophylaxis with PEMGARDA is not a substitute for vaccination in individuals for whom COVID-19 vaccination is recommended. Individuals for whom COVID-19 vaccination is recommended, including individuals with moderate-to-severe immune compromise who may derive benefit from COVID-19 vaccinations, should receive COVID-19 vaccination. In individuals who have recently received a COVID-19 vaccine, PEMGARDA should be administered at least 2 weeks after vaccination.

The emergency use of PEMGARDA is only authorized for the duration of the declaration that circumstances exist justifying the authorization of the emergency use of drugs and biological products during the COVID-19 pandemic under Section 564(b)(1) of the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 360bbb-3(b)(1), unless the declaration is terminated or authorization is revoked sooner. PEMGARDA is authorized for use only when the combined national frequency of variants with substantially reduced susceptibility to PEMGARDA is less than or equal to 90%, based on available information including variant susceptibility to PEMGARDA and national variant frequencies.

For additional information, please see the PEMGARDA full product Fact Sheet for Healthcare Providers, including Important Safety Information and Boxed Warning.

COVID-19=coronavirus disease 2019; mAb=monoclonal antibody.
**Reference:** PEMGARDA [Fact Sheet for Healthcare Providers]. Invivyd; August 2024.

INVIVYD 19

THE PEMGARD LAUNCH IS UNDERWAY—KEY METRICS As of May 1 As of June 30 As of July 31 HCP Interactions 34 1,338 2,029 Logged Unique Accounts 33 679 909 Called On Accounts Ordered 7 115 208 • Centers for Medicare and Medicaid Services (CMS) had issued product specific HCPCS codes for PEMGARDA drug and administration with no copay for Medicare patients • Rapid growth in commercial coverage across national and regional plans, including United Health Care, Aetna, Cigna, and Regional Blue Cross Blue Shield Plans Source: Invivyd data on file

AGENDA What We Do How We Do It Where We Are What Comes Next 21

POTENTIAL PEMGARD TREATMENT EUA WOULD EXPAND COMMERCIAL REACH Despite its limitations, If authorized, PEMGARDA We plan to leverage ongoing use of Paxlovid would represent the first and infrastructure for COVID-19 treatment1 only mAb authorized for use built with field team for demonstrates a strong in PrEP and treatment of PEMGARDA PrEP to market for treatment COVID-19 in certain gain traction for options immunocompromised patients treatment if authorized An EUA amendment request for PEMGARDA has been submitted to FDA for COVID-19 treatment COVID-19=coronavirus disease 2019;EUA=emergency use authorization; FDA=U.S. Food and Drug Administration; mAb=monoclonal antibody; PrEP=pre-exposure prophylaxis. Reference:1. PAXLOVID [Fact Sheet for Healthcare Providers]. Pfizer. 2023. 22

NEXT UP: VYD2311, A MAB WITH IN VITRO HIGH POTENCY SHOWN AGAINST POST-OMICRON COVID-19 VARIANTS TESTED TO DATE Our next-generation mAb, VYD2311, improves biophysical properties; shows continued in vitro neutralization activity in pseudovirus assays against KP1.1 FLiRT, KP.2 FLiRT, and KP.3 variants, including KP.3.1.1 and LB.1 Development: • First-in-human (FIH) trial initiated in Summer 2024 • Development program for VYD2311 designed to evaluate diverse routes of administration (e.g., IV, IM) for treatment and PrEP COVID-19= COVID-19=coronavirus disease 2019; IM=intramuscular; IV=intravenous; mAb=monoclonal antibody; PrEP=pre-exposure prophylaxis. Reference: Invivyd. Data on File. 23

POTENTIAL FOR ADJACENT OPPORTUNITIES RSV Blockbuster category; validated mAbs HBV/HDV Malignant orphan; emerging mAb / RNAi doublet Influenza Pandemic potential HBV=hepatitis B virus; HDV=hepatitis D virus; mAb=monoclonal antibody; RNAi=RNA interference.; RSV=respiratory syncytial virus. Image sources: CDC (RSV, https://phil.cdc.gov/Details.aspx?pid=2175; HBV, https://phil.cdc.gov/Details.aspx?pid=10755; influenza https://phil.cdc.gov/Details.aspx?pid=10073) 24

SUMMARY COVID-19 is here to stay—it’s how we stay ahead that matters mAbs are powerful and Invivyd is the virology mAb company Our platform is designed to power best-in-class mAbs, unrivalled by our competitors For COVID-19 and pandemic threats, we aim to be perpetually ready COVID-19=coronavirus disease 2019; mAb=monoclonal antibody. 25

MANAGEMENT TEAM WITH RELEVANT EXPERTISE AND TRACK RECORD OF SUCCESS Robert Allen, Ph.D. Jill Andersen, J.D. William Duke, M.B.A Julie Green, M.B.A. Chief Scientific Officer Chief Legal Officer & Corporate Secretary Chief Financial Officer Chief Human Resources Officer Timothy Lee Stacy Price, M.S. Mark Wingertzahn, Ph.D. Chief Commercial Officer Chief Technology & Manufacturing Officer Senior Vice President of Clinical Development and Medical Affairs 26 All trademarks and logos displayed are the property of their respective owners

THANK YOU